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1 SBC + AT&T A Premier Provider for a New Era of Communications Special Analyst Meeting Feb 1, 2005

2 Agenda Strategic Overview Edward E. Whitacre Jr. Chairman and Chief Executive Officer SBC Communications David W. Dorman Chairman and Chief Executive Officer AT&T Operational Plans Randall Stephenson Chief Operating Officer SBC Communications John Stankey Senior Executive Vice President Chief Technology Officer SBC Communications Mark Keiffer Senior Vice President-Business Marketing SBC Communications

3 Agenda Financial Summary Rick Lindner Senior Executive Vice President and Chief Financial Officer SBC Communications Q and A

4 Cautionary Language Concerning Forward-Looking Statements Information set forth in this [presentation/press release] contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results might differ materially Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving SBC and AT&T Corporation, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of SBC’s and AT&T’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of AT&T shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in SBC’s filings with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s Web site http://www.sec.gov. SBC disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. This [presentation] may contain certain non-GAAP financial measures. Reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on SBC’s Web site at www.sbc.com/investor_relations.

5 Note In connection with the proposed transaction, SBC intends to file a registration statement, including a proxy statement of AT&T Corp., and other materials with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the registration statement and other materials when they are available because they contain important information. Investors will be able to obtain free copies of the registration statement and proxy statement, when they become available, as well as other filings containing information about SBC and AT&T Corp., without charge, at the SEC’s Internet site (http://www.sec.gov). These documents may also be obtained for free from SBC by directing a request to SBC Communications Inc., Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Free copies of AT&T Corp.’s filings may be obtained by directing a request to AT&T Corp., Investor Relations, One AT&T Way, Bedminster, New Jersey 07921. SBC, AT&T Corp. and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from AT&T shareholders in respect of the proposed transaction. Information regarding SBC’s directors and executive officers is available in SBC’s proxy statement for its 2004 annual meeting of stockholders, dated March 11, 2004, and information regarding AT&T Corp.’s directors and executive officers is available in AT&T Corp.’s proxy statement for its 2004 annual meeting of shareholders, dated March 25, 2004. Additional information regarding the interests of such potential participants will be included in the registration and proxy statement and the other relevant documents filed with the SEC when they become available. In connection with the proposed transaction, SBC intends to file a registration statement, including a proxy statement of AT&T Corp., and other materials with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the registration statement and other materials when they are available because they contain important information. Investors will be able to obtain free copies of the registration statement and proxy statement, when they become available, as well as other filings containing information about SBC and AT&T Corp., without charge, at the SEC’s Internet site (http://www.sec.gov). These documents may also be obtained for free from SBC by directing a request to SBC Communications Inc., Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Free copies of AT&T Corp.’s filings may be obtained by directing a request to AT&T Corp., Investor Relations, One AT&T Way, Bedminster, New Jersey 07921. SBC, AT&T Corp. and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from AT&T shareholders in respect of the proposed transaction. Information regarding SBC’s directors and executive officers is available in SBC’s proxy statement for its 2004 annual meeting of stockholders, dated March 11, 2004, and information regarding AT&T Corp.’s directors and executive officers is available in AT&T Corp.’s proxy statement for its 2004 annual meeting of shareholders, dated March 25, 2004. Additional information regarding the interests of such potential participants will be included in the registration and proxy statement and the other relevant documents filed with the SEC when they become available.

6 Edward E. Whitacre Jr. Chairman and Chief Executive Officer SBC Communications

7 World-Class Assets, Large Synergy Opportunities > Best-in-class, complementary networks > Advanced product sets > Accelerated expansion in enterprise space > Nationwide presence and global reach > Substantial synergies driven by clear, achievable cost opportunities > Expect closing in early 2006

8 David W. Dorman Chairman and Chief Executive Officer AT&T

9 Randall Stephenson Chief Operating Officer SBC Communications Inc.

10 Major Areas of Opportunity World-class, complementary networks > One of the world’s largest IP backbones, huge capacity > National network with MPLS on edge and core > Global network reach > SBC’s local access network > Broadband access > Cingular’s nationwide IP-based UMTS/HSDPA wireless network 1.

11 Major Areas of Opportunity > Complex ordering system, single platform for all products > Advanced Billing system aggregator > Robust Web portal for customer self-service on all IP products > AT&T Labs – crown jewel of telecom > Advanced complex voice and IP product sets Critical product sets, service platforms 1. World-class, complementary networks 2.

12 Major Areas of Opportunity > Headquarters > Network Operations > IT Support > Business Markets > Procurement Large, straightforward synergies 3. 1. World-class, complementary networks 2. Critical product sets, service platforms

13 Synergies > More than $15 billion net present value > Start immediately after integration, and ramp quickly > Approximately $2 billion annual net synergy run rate by 2008, growing to exceed $3 billion by 2011 > More than 85% of synergies come from cost reductions > In the enterprise space alone, redundant sales, network and customer care costs total $1.6 billion annually

14 After Integration The Result – Low-cost, high-quality infrastructure with unmatched network scope and density – Rich set of integrated services on the edge

15 Mark Keiffer Senior Vice President Business Marketing SBC Communications Inc.

16 SBC Data and IP Backbone Networks New York City New York City Houston Houston Kansas City Kansas City Cleveland Cleveland Dallas Dallas Richardson Richardson Washington, D.C. Washington, D.C. Seattle Seattle Santa Clara Santa Clara Pleasanton Pleasanton San Francisco San Francisco Anaheim Anaheim Irvine Irvine Los Angeles Los Angeles Chicago Chicago Denver Denver Atlanta Atlanta Tampa Tampa Minneapolis Minneapolis Phoenix Phoenix Boston Boston Detroit Detroit San Antonio San Antonio Austin Austin Corpus Christi Corpus Christi Miami Miami Core Routes SBC Regional States Core POPs POPs

17 AT&T U.S. Network Points of Presence Arlington Philadelphia Greensboro Austin Houston Salt Lake City Kansas City Denver Atlanta Minneapolis Dallas St Louis Phoenix Los Angeles Portland San Francisco San Jose Sacramento Pittsburgh Wash., DC Richmond Newark Chicago Cleveland Seattle San Diego NYC Boston San Luis Obispo Bridgeport Orlando 4ESS 5ESS DMS AT&T’s Intelligent Optical Network New Orleans

18 AT&T Global Network 2004 Approved Expansion Existing Nodes

19 Leading-Edge Products and Customer Care > Voice > Suite of differentiated IP services > International network services > Federal government portfolio > Online network monitoring, management, billing: “e-Delivery”

20 Enterprise Expertise > Advanced voice, data, IP, security and other certifications > Top value-added service providers for Cisco, Nortel, Avaya and other network equipment manufacturers > Portfolio supported by premier research and development organizations > Heritage of innovation and patented technologies > Leaders in industry standards forums

21 Enterprise Sales and Business Operations Synergies SBC Enterprise > Sales – Eliminate redundant sales and support personnel > Business Ops – Leverage customer service management – Eliminate duplicate billing inquiry centers 13,668 Bus Ops Sales 4,500 12,600 1,700 3,400 Synergies 11,300 5,286 Bus Ops 5,500 Sales AT&T Enterprise

22 John Stankey Senior Executive Vice President Chief Technology Officer SBC Communications Inc.

23 Complementary Strengths SBC Dense local broadband access Leader in layer 1 operating efficiencies Broad customer base in need of security Strong billing/Care IT orientation Rapid growth of IP traffic (Lightspeed, DSL) Opportunity to lower operating costs in rural areas with wireless technology and access to RF spectrum World-class procurement operation Hedge on regulatory access charges Leader in local access capabilities AT&T Most robust IP backbone Leader in Layer 2/3 operating efficiencies Leader in developing network-based security solutions Strong NE and configuration Capacity to handle IP traffic Directed research with wireless access alternatives More spend to leverage Hedge on regulatory access charges Local access assets to be leveraged

24 Execution Imperative Operational Cost Reduction > Adoption of AT&T investments in efficiency and automation against entire Layer 2 customer base 1.

25 Execution Imperative > Traffic component of business is approaching commodity levels. This aggregates traffic from largest backbone data provider and largest local data provider. Couple traffic with operational efficiency and superior buying power, and we are positioned to be lowest marginal cost provider Scale 1. Operational Cost Reduction 2.

26 Execution Imperative > Eliminates overlap and duplication and capitalizes on second-to-none vendor leverage. The opportunity to eliminate duplication cannot be understated as networks flatten and IP traffic increases Capital Efficiency 1. Operational Cost Reduction 2. Scale 3.

27 Execution Imperative 1. Operational Cost Reduction 2. Scale 3. Capital Efficiency > The opportunity to build work processes around a single network view and not an artificially imposed long haul and local hierarchy Operations Integration 4.

28 Achieving Operational Efficiencies > As a new entrant to the enterprise long haul market, SBC has achieved initial success and continues to invest heavily to improve our effectiveness and scale > However, when measured against employees directly supporting ordering, provisioning, care and network management functions for enterprise markets: – AT&T’s IP backbone carries an order of magnitude more traffic than SBC on a per employee basis – AT&T is over 3X more productive in supporting frame and ATM ports on a per employee basis – AT&T carries 3X the long distance MOU on a per employee basis > This presents excellent operational synergy opportunities

29 Operational Efficiencies Total Pop Targeted Reduction % > Redundant Engineering 2,885 550 19% – Data Design 40% – Out of Region 15% – Legacy Switching 27% – Core Planning 18%

30 Operational Efficiencies Total Pop Targeted Reduction % > Redundant Engineering 2,885 550 19% > Enterprise Data Ordering 2,700 1,100 40% – Brings SBC mechanized order rates for inter-LATA circuits to AT&T levels

31 Operational Efficiencies Total Pop Targeted Reduction % > Redundant Engineering 2,885 550 19% > Enterprise Data Ordering 2,700 1,100 40% > Enterprise Data Provisioning 3,600 1,200 33% – Achieves AT&T flow through rules on network element provisioning

32 Operational Efficiencies Total Pop Targeted Reduction % > Redundant Engineering 2,885 550 19% > Enterprise Data Ordering 2,700 1,100 40% > Enterprise Data Provisioning 3,600 1,200 33% > Enterprise Care Functions 7,500 1,500 20% – Migrates SBC’s inter-LATA customers to AT&T Business Direct infrastructure

33 Operational Efficiencies Total Pop Targeted Reduction % > Redundant Engineering 2,885 550 19% > Enterprise Data Ordering 2,700 1,100 40% > Enterprise Data Provisioning 3,600 1,200 33% > Enterprise Care Functions 7,500 1,500 20% > Network Management 2,600 700 27% – Combines all packet traffic onto AT&T backbone and eliminates redundant surveillance functions

34 Operational Efficiencies Total Pop Targeted Reduction % > Redundant Engineering 2,885 550 19% > Enterprise Data Ordering 2,700 1,100 40% > Enterprise Data Provisioning 3,600 1,200 33% > Enterprise Care Functions 7,500 1,500 20% > Network Management 2,600 700 27% > Access Management 350 75 21% – Eliminates redundant function internal to SBC and leverages best-in-class capabilities and contracts of AT&T

35 IT Merger Synergies SBC has proven record of delivering IT synergies > Delivered more than $500M in annual expense savings, excluding procurement, from previous wireline acquisitions > Savings came from across IT functions: – Application Development 40% – Data Center 30% – Operations Savings 10% – Desktop/OCS 10% – Other 10% % of Total Savings

36 IT Merger Synergies IT synergies are achievable and significant – Standardization and automation – Eliminate redundant development (customer care, billing) – Single application suite (network, corporate) – Internal infrastructure (desktop support, help desk, OCS) – Consolidation and sourcing – Data centers – Back-office functions (bill print & ops, remittance, payroll) – Synergy assumptions for IT efficiencies do not kick in until 2009 and ultimately peak at 8% of combined workforce

37 Procurement Synergies > 60% overlap in vendor spend between AT&T and SBC > SBC has historically netted 10%-12% in overall supplier concessions form previous transactions (Pacific Telesis, SNET and Ameritech) > Allocation of reductions has historically been in the range of 55% capex and 45% expense > Synergy assumptions were set at a very conservative 5% reduction in overall procurement efficiencies

38 Remaining Value Drivers > Corporate overhead headcount reductions – Estimated 2,600 reductions in Legal, HR, Finance, CRE, PR, Advertising, EA, Wholesale > LD Transport COGS reduction – $200M annual reduction – $75M annual International Wireless Termination reduction > Out-of-Region Facilities – $50M expense, $20M capital achieved by elimination of redundant facilities > Network Lease Efficiencies (co-located facilities, dial pop, facility lease) – $67M annual lease reduction

39 Summary > Operational efficiencies drive 58% of the transaction value > The combined companies have the best industry talent in local and long haul network management that will establish a new model of integrated operations > Nonoperational efficiencies are largely mechanical and “time-tested” from previous transactions > The targets are achievable and directly linked to operations that we control

40 Rick Lindner Senior Executive Vice President and Chief Financial Officer SBC Communications Inc.

41 SBC/AT&T – Transaction Summary > Approvals required from DOJ, FCC, state PUCs, and various foreign and local authorities > Transaction expected to close in the first half of 2006 > 3.5% breakup fee > Customary MAC provisions $15 billion 0.77942 shares of SBC for each share of AT&T ($18.41 based on 1/28/05 closing price) $1 billion Special dividend $1.30 per share $6 billion Net debt 1 $22 billion Total value Equity Acquisition 1 As of 12/31/04

42 Summary of Financial Impacts 2H06 2007 2008 2009 Synergies Revenue (EBITDA impact) $0.0 $0.0 — $0.1 $0.1 — $0.2 $0.2 — $0.3 Capital ($0.1) — $0.0 ($0.1) — $0.0 $0.0 $0.0 Total integration costs ($2.0) — ($1.6) ($1.2) — ($0.8) ($0.6) — ($0.3) ($0.1) — $0.0 Expense $0.1 — $0.4 $1.0 — $1.3 $1.8 — $2.1 $2.0 — $2.3 Capex $0.1 — $0.2 $0.1 — $0.2 $0.2 — $0.3 $0.2 — $0.3 Total synergies $0.2 — $0.6 $1.1 — $1.6 $2.1 — $2.6 $2.4 — $2.9 Integration costs Expense ($1.9) — ($1.6) ($1.1) — ($0.8) ($0.6) — ($0.3) ($0.1) — $0.0 Purchase accounting 1 Noncash impacts ($0.3) — ($0.2) ($0.5) — ($0.4) ($0.5) — ($0.4) ($0.2) — ($0.1) (dollars in billions, pretax) 1 Subject to final determination at closing with final valuation.

43 Substantial Synergies Expected Operating Synergies (dollars in billions) $0.2 — $0.6 $2.1 — $2.6 $2.4 — $2.9 $1.1 — $1.6 Network/IT Business Operations Corporate/ Other Revenue Nearly 60% of synergies driven by headcount reductions 2H06 2007 2008 2009

44 Expected SBC EPS Impacts 2008 2H06 2009 2007 (earnings per share) $ 0.28 – $ 0.31 $ 0.23 – $ 0.26 $ 0.07 – $ 0.09 $ 0.00 – $ 0.02 AT&T net income, synergies and stock financing $ (0.28) – $ (0.16) – $(0.09) – $ (0.03) – Integration costs $ (0.25) $ (0.13) $(0.06) $ (0.01) $ (0.04) – $ (0.02) $(0.08) - $(0.06) $ (0.08) – $ (0.06) $ (0.05) – $ (0.03) Accounting costs 1 $ 0.26 – $ 0.30 $ 0.16 – $ 0.19 $(0.08) – $(0.05) $(0.28) – $(0.23) Impacts before accounting costs $ 0.23 – $(0.31) – $(0.15) – $ 0.09 – Reported EPS Impacts $(0.28) $(0.12) $ 0.11 $ 0.27 1 Subject to final determination at closing with final valuation.

45 Sensitivity to SBC Expected EPS Impacts Reported EPS Impacts – Base Case $(0.31) - $(0.28) $(0.15) - $(0.12) $0.09 - $0.11 $0.23 - $0.27 2H06 2007 2008 2009 Reported EPS Impacts – 25% Reduction in Base Case $(0.31) - $(0.28) $(0.15) - $(0.18) $0.02 - $0.04 $0.13 - $0.17 2H06 2007 2008 2009

46 Incremental Cash Flow Expected Incremental Free Cash Flow (dollars in billions) ($0.3) – ($0.5) $1.9 — $2.1 $2.3 — $2.5 $1.0 — $1.2 2H06 2007 2008 2009

47 Financial Summary > Significant achievable synergies totaling more than $15B NPV > Incremental EPS positive starting in 2008 > Incremental cash flow positive in 2007 > Strong credit metrics > Increasing free cash flow supports dividend growth and share repurchase

48 SBC + AT&T A Premier Provider for a New Era of Communications Special Analyst Meeting Feb 1, 2005